UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 22, 2003

MOTHERS WORK, INC.
(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street Philadelphia, PA 19123
(Address of Principal Executive Offices)

(215) 873-2200
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits

Exhibit No.	Description

99.1	Press Release issued by Mothers Work, Inc. on July 22, 2003

99.2	Excerpts of Transcript of Conference Call held on July 22, 2003

Item 12.  Results of Operations and Financial Condition.

On July 22, 2003, Mothers Work, Inc. (“Mothers Work” or the “Company”) issued a press release and held a broadly accessible conference call to discuss its financial results for its third fiscal quarter ended June 30, 2003.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  Excerpts from the transcript of the conference call are also attached as Exhibit 99.2 and are incorporated herein by reference.

The press release and the comments by Mothers Work during the conference call contained non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G.  For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.  Mothers Work believes that the non-GAAP financial measure EBITDA (earnings before interest, taxes, depreciation and amortization) and the measure selling, general and administrative (SG&A) expenses excluding depreciation and amortization, together with the percentage of net sales represented by these measures, provide useful information about the Company’s results of operations to both investors and management because they constitute informative gauges of operating profitability.  These measures provide information that the Company believes investors and securities research analysts in retailing and other businesses view as important and commonly use to evaluate the Company’s financial performance and prospects for the future, and to make investment decisions.  These measures are also significant to institutional lenders, and they are considered important internal benchmarks of performance by the Company.  These measures should be considered in addition to, and not as a substitute for, or superior to, GAAP measures.

The information in this report shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: July 29, 2003	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Senior Vice President - Chief Financial Officer

TABLE OF EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Mothers Work, Inc. on July 22, 2003

Exhibit 99.2	Excerpts of Transcript of Conference Call held on July 22, 2003